SUPPLEMENT DATED JUNE 22, 2006* TO THE PROSPECTUS FOR

         RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY/

           RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY/

   RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY S-6503 A (6/06)

The Oppenheimer Value Fund/VA, Service Shares described on page 10 of the prospectus under "Total annual operating expenses for each fund underlying RAVA 4 Advantage, RAVA 4 Select and RAVA 4 Access" and on page 75 of the prospectus under "The Funds," will be available as an investment option on or after Sept. 15, 2006.



S-6503-1 A (6/06)
*Valid until Sept. 15, 2006.